SELECTED CONSOLIDATED STATEMENTS OF INCOME DATA (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial income, net:
Interest on bank deposits and other	$ 5,916	$ 7,016	$ 5,279
Amortization of premiums, accretion of discounts and interest on debt marketable securities, net	3,700	3,639	2,304
Other gain	639	537
Bank charges	(189)	(124)	(113)
Foreign currency differences, net	(2,270)	(2,276)	(196)
Financial income and expenses, net	$ 7,796	$ 8,792	$ 7,274